Income Taxes	3 Months Ended
Apr. 30, 2012
Income Taxes
Income Taxes

(13) Income Taxes

        Income (loss) before income tax expense consists of the following for the periods shown below (in thousands):

	Fiscal Year Ended January 31,
	2010	2011	2012
United States	$(7,372)	$(3,681)	$(11,318)
International	—	—	504

Total	$(7,372)	$(3,681)	$(10,814)

        Income tax expense consists of the following for the periods shown below (in thousands):

	Fiscal Year Ended January 31,
	2010	2011	2012
Current tax provision:
Federal	$—	$—	$—
State	1	6	5
Foreign	78	119	173

Total current tax provision	$79	$125	$178

Deferred tax provision
Federal	$—	$—	$—
State	—	—	—
Foreign	—	—	—

Total deferred tax provision	—	—	—

Total tax provision	$79	$125	$178

        For the fiscal years ended January 31, 2010, 2011 and 2012, our tax provision consisted principally of state and foreign income tax expense. The foreign tax expense recorded for fiscal 2010 and 2011 consists entirely of an estimated, uncertain tax position for which we believe it is more-likely-than-not that we will incur a tax liability. This position is related to operating in foreign jurisdictions prior to establishing a legal presence. The foreign tax expense recorded for fiscal 2012 consists of continued estimated uncertain tax positions as well as foreign taxes from legal entities established in foreign jurisdictions during the fiscal year.

        The reconciliation of federal statutory income tax provision to our effective income tax provision is as follows (in thousands):

	Fiscal Year Ended January 31,
	2010	2011	2012
Expected provision at U.S. federal statutory rate	$(2,506)	$(1,252)	$(3,677)
State income taxes—net of federal benefit	(430)	(215)	(631)
Stock options	196	358	1,064
Preferred stock warrant	—	—	810
Tax credits	(336)	(466)	(440)
Tax reserve for uncertain tax positions	78	118	99
Change in valuation allowance	2,973	1,545	2,707
Other	104	37	246

Total tax provision	$79	$125	$178

        Deferred tax assets and liabilities consist of the following (in thousands):

	January 31,
	2011	2012
Deferred tax assets:
Net operating loss carryforwards	$11,852	$12,658
Accrued liabilities	3,611	5,429
Tax credit carryforwards	1,541	1,984
Intangible assets	26	163
Other	—	—
Valuation allowance	(16,676)	(19,383)

Total deferred tax assets	$354	$851

Deferred tax liabilities:
Fixed assets	(354)	(851)

Total deferred tax liabilities	(354)	(851)

Net deferred taxes	$—	$—

	January 31,
	2011	2012
Recorded as:
Current deferred tax assets	$1,736	$2,750
Current valuation allowance	(1,736)	(2,750)
Non-current deferred tax assets	14,940	16,633
Non-current valuation allowance	(14,940)	(16,633)

Net deferred tax assets	$—	$—

        Net operating loss and tax credit carry forwards as of January 31, 2012 are as follows (in thousands):

	Amount	Expiration years
Net operating loss, federal	$31,889	2025-2032
Net operating loss, state	$31,117	2016-2032
Tax credit, federal	$1,356	2029-2032
Tax credit, state	$951	N/A

        ASC Topic 740, Income Taxes, requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that we assess that realization is more likely than not. Realization of the future tax benefits is dependent on our ability to generate sufficient taxable income within the carryforward period. Due to our history of operating losses, we believe the recognition of the deferred tax assets arising from the above mentioned future tax benefits is currently not more likely than not to be realized and, accordingly, have provided a full valuation allowance. The valuation allowance totaled $16.7 million and $19.4 million for fiscal 2011 and 2012, respectively.

        The net change in the valuation allowance was an increase of $2.7 million between fiscal 2011 and 2012. At January 31, 2012, we had federal and state net operating loss carryforwards of $31.9 million and $31.1 million, respectively. The net operating losses for federal and state purposes begin to expire starting in 2025 and 2016, respectively.

        Additionally, we had federal and state research and development tax credit carryforwards as of January 31, 2012 of $1.4 million and $1.0 million, respectively. Our federal tax credits will start to expire in 2029 if not utilized.

        If certain factors change, we may determine that there is sufficient positive evidence to support a reversal of, or decrease in, the valuation allowance. If we were to reverse all or some part of our valuation allowance our financial statements in the period of reversal would likely reflect an increase in assets on our balance sheet and a corresponding tax benefit to our statement of operations in the amount of the reversal.

        Because of certain prior period ownership changes, the utilization of a portion of our United States federal and state NOL and tax credit carryforwards may be limited. We have not finalized our analysis to determine the annual 382 limitation, but if we were to determine that certain amounts of the NOL or tax credits were limited, a portion of our deferred tax asset and valuation allowance could be adjusted.

        Effective February 1, 2009, we adopted the guidance on accounting for uncertainty in income taxes as set forth under ASC 740 Income Taxes. This guidance clarified the accounting for uncertainty in income taxes recognized in an entity's financial statements and prescribes a recognition threshold and measurement attribute for financial statement disclosure of tax positions taken or expected to be taken on a tax return. There was no impact upon adoption as our liability recognized under previous accounting guidance was consistent with that required under the new guidance. At January 31, 2012, our reserve for uncertain tax positions was $1.1 million.

        As of January 31, 2012, $0.2 million of the unrecognized tax benefit would, if recognized, impact our effective tax rate. The remainder will not, if recognized, affect the effective income tax rate due to the valuation allowance that currently offsets deferred tax assets.

	Fiscal Year Ended January 31,
	2011	2012
	(in thousands)
Balance at beginning of year	$442	$817
Increase related to prior year tax positions	—	—
Decrease related to prior year tax positions	—	—
Increase related to current year tax positions	375	239
Settlements with tax authorities	—	—
Decrease related to lapse of statute of limitations	—	—

Balance at end of year	$817	$1,056

        The adoption of this guidance required us to identify, evaluate and measure all uncertain tax positions taken or to be taken on tax returns and to record liabilities for the amount of these positions that may not be sustained, or may only partially be sustained, upon examination by the relevant taxing authorities. Although we believe that our estimates and judgments were reasonable, actual results may differ from these estimates. Some or all of these judgments are subject to review by the taxing authorities.

        We are subject to income taxes in U.S. federal and various state and local jurisdictions. Generally, we are no longer subject to U.S. federal, state and local tax examinations for tax years ended before December 31, 2007. However, to the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses or tax credits were generated and carried forward, and make adjustments up to the amount of the net operating loss or credit carryforward.

        We accrue interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of January 31, 2011 and 2012, there was accrued interest and penalties of $66,000 and $81,000, respectively.

        We intend either to invest our non-United States earnings permanently in foreign operations or to remit these earnings to our United States entities in a tax-free manner. For this reason, we do not record federal income taxes on the undistributed earnings of our foreign subsidiaries.